UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2023

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

Effective on January 23, 2023, Daktronics, Inc. (the "Company") entered into the Seventh Amendment (the "Amendment") to the Credit Agreement dated as of November 16, 2016, as amended (the “Credit Agreement”) with U.S. Bank National Association (the “Bank”). The Amendment, among other things, increases the principal amount of the loan evidenced by the Credit Agreement to $45 million until May 1, 2023, increases the rate of interest to 3.35% plus SOFR (the secured overnight financing rate); and revises certain definitions and covenants.

As of January 20, 2023, there was $22.7 million outstanding under the Credit Agreement, and the balance of letters of credit outstanding was approximately $7.5 million.

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits:
(d)Exhibits. The following exhibits are filed or furnished, as indicated, as part of this Form 8-K:
10.1 Seventh Amendment to Credit Agreement, dated effective as of January 23, 2023, by and between Daktronics Inc., and U.S. Bank National Association (filed)
99.1 Press Release dated January 25, 2023 (furnished).
104 Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: January 25, 2023

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Amendment to Credit Agreement, dated effective as of January 23, 2023, by and between Daktronics Inc., and U.S. Bank National Association (filed)
99.1	Press Release dated January 25, 2023 (furnished).
104	Cover page Interactive Data File (embedded within the Inline XBRL document)